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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-57003, 33-65437, 333-15115, 333-15117,
333-60725, 333-67835, 333-81371, and 333-86455.

/s/ Arthur Andersen LLP
---------------------------
    Arthur Andersen LLP


Birmingham, Alabama
March 17, 2000